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ISS Presentation

February 21, 2013

Forward-Looking Statements

The following information contains certain forward-looking statements relating to the company’s business, which can be identified by the use of forward-looking terminology such as “estimates,” “believes,” “expects,” “may,” “are expected to,” “will,” “will continue,” “should,” “would be,” “seeks,” “pending,” “anticipates,” the negative version of these words and other similar expressions, or by discussions of strategy, plans or intentions. Such statements include descriptions of the company’s investment and research and development programs and anticipated expenditures in connection therewith, descriptions of new products expected to be introduced by the company and anticipated customer demand for such products and products in the company’s existing portfolio. Such statements reflect the current views of the company with respect to future events and are subject to certain risks, uncertainties and assumptions, including those described in the company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Many factors could cause the actual results, performance or achievements of the company to be materially different from any future results, performances or achievements that may be expressed or implied by such forward-looking statements. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated or expected.

This presentation is copyright 2012-2013 by Vermillion, Inc. All Rights Reserved.

All logos, trademarks and brand names used in this presentation are the property of Vermillion or belong to their respective owners.

1

EXECUTIVE SUMMARY

Corporate Vision

To become a recognized leader in the advancement of women’s health by providing innovative methods to detect, monitor and manage the treatment of gynecologic cancers and other related diseases

Who we are…

As an industry leader in Proteomics2, we discover and commercialize novel, high-value tests that better diagnose, monitor and treat disease

In collaboration with prestigious research institutions, we have development programs in oncology, cardiology, and hematology

Our flagship product, OVA1®, is the first FDA-cleared, multi-biomarker blood test for pre-surgical diagnosis of ovarian cancer

OVA1 represents a new class of software-based diagnostics

Our expanding patent portfolio helps sustain a “first-mover” advantage

2. Proteomics is the large-scale study of proteins, particularly their structures and functions. After genomics, proteomics is considered the next step in the study of biological systems.

Unique Translational R&D Advantages

Proven Strengths Offer an Ideal Platform for Growth

Industry-Leading Discovery & Design

>10-yr alliance with Johns Hopkins Ctr for Biomarker Research

“Gordian knot” approach to IP and proprietary SW algorithms

Innovation includes biomarkers, algorithm & patient care path

Renowned Clinical Partnerships

OVA1® “firsts” open doors to best KOL’s in the country

Ability to leverage externally-funded clinical studies

Result: IP, papers, FDA support & payer/guidelines assistance

Outsourced/Flexible Infrastructure

Core collaborations include IVDMIA discovery and design

Clinical, QA, RA, biostats expertise via CRO, avoiding fixed cost

Enables rapid response to pipeline/funding changes

Renowned Clinical Partnerships Set the Stage for Pipeline Success(1)

Dr. Fred Ueland (U Kentucky) – OVA1® validation & launch Dr. John Cooke (Stanford) & Dr. Will Hiatt (U. Colorado) – PAD feasibility Dr. Robert Bristow (UC Irvine) – 2nd OVA1® Clinical study

Potential collaborator for OvaDx – aid in diagnosis

Dr. John Martignetti (Mt. Sinai, NYC) – ICS collaborator

Post-surgical monitoring, prognosis

Dr. Rob Coleman (M.D. Anderson) – ICS collaborator

Presurgical diagnosis & triage of endometrial cancer

(1) Estimated. Expected milestones are not placed in any specific order within years.

Diagnostic Patent Portfolio

# of Patent Patents Issued / Allowed

Disease Area

Families U.S. Non-U.S.

Ovarian cancer 17 4 4

PAD 4 5 1

Alzheimer’s disease 3 3 2

Breast cancer 4 1 -

Other 3 2 -

TOTAL 31 15 7

10 new patents granted or allowed since January 2011 7 new biomarker patent families acquired from Correlogic

OVARIAN CANCER FRANCHISE / OVA1®

OVA1 Addresses Unmet Clinical Need for Better Diagnosis of Ovarian Cancer

Lifetime risk of developing ovarian cancer: 1 in 71

Ovarian cancer is called the “Silent Killer” since it can easily go unnoticed, making early detection key to survival3

- More than 1 million adnexal masses (aka tumors or cysts) detected annually in the U.S.

- 22,000 determined cancerous

- Only 19% are diagnosed as malignant before the cancer spreads (metastases)

- This relates to >15,000 deaths annually

Only 1 in 3 women with ovarian cancer are initially treated by a gynecologic oncologist, in part due to inadequate diagnostic tests and procedures

5-year survival rates for ovarian cancer have lagged far behind the overall cancer survival rate, calling for a more effective means of diagnosis

3. Surveillance, Epidemiology, and End Results, Stage Distribution and 5-year Relative Survival by Stage at Diagnosis for 2001-2007,

Adnexal

Mass

Key to Survival: Early Detection

% of 5-year Survival

Stage

Cases Rate

I 24% 95%

II 6% 65%

III 55% 15-30%

IV 15% 0-20%

What's the Problem with the Traditional Approach to Diagnosis?

VERMILLION®



CA125 Blood Test

- Before OVA1, CA125 was the only existing blood test for Ovarian Cancer
- **Unreliable:** 50% false negatives for early stage ovarian cancers
- **Misleading:** Elevated levels can be caused by other conditions (i.e., benign ovarian tumors, endometriosis)


Ovary

Transvaginal Ultrasound/Imaging

- **Unreliable:** evaluation not standardized, too subjective
- **Variable:** Results dependent on the varying skill & experience of the Ultrasound operator
- Physical exam not conclusive



Limited # of Gynecologic Oncologists (GOs)

- 100,000 Family Practitioners in U.S.
- 50,000 General Surgeons
- 50,000 Internists
- 35,000 OB/GYNS
- ~1,000 GOs

Just 1,000 Gynecologic Oncologists in the U.S.

10

The Solution: OVA1®

VERMILLION®

Ova1 Helping Guide Surgical Decisions

- OVA1 is an FDA-cleared blood test to help physicians assess the probability that ovarian masses are malignant or benign prior to surgery
- With **96% sensitivity**, OVA1 may help refer cancers to oncology specialists, while **95% negative predictive value (NPV)** helps ensure benign cases are treated in a local setting.[4]
- OVA1 is the first FDA-cleared, protein-based, *In Vitro Diagnostic Multi-Variate Index Assay* (aka "multi-biomarker test") and represents a new class of software-based diagnostics

SGO Society of Gynecologic Oncology

"As physicians who are expert in the care of women with gynecologic cancers, members of the SGO are supportive of scientific advances such as OVA1 that may help healthcare providers better detect when referral to a gynecologic oncologist is indicated."

Society of Gynecologic Oncology, Sept 2009 [5]




OvaCalc

4. Ueland FR, DeSimone CP, Seamon LG, et al. *Obstet Gynecol.* 2011;117(6):1289-1297.
5. http://www.sgo.org/newsroom/position-statements-2/ova1/

11

How OVA1 is Typically Used: The OVA1® Diagnostic Pathway

“Using OVA1 to better triage women with a pelvic mass may lead to improved outcomes and more streamlined care, with possible cost savings if that referral is not necessary.”

- Dr. Beth Y. Karlan, 2005 President,

Society of Gynecologic Oncology

Lower Probability of Malignancy

Treated by OB/GYN

Higher Probability of Malignancy

Specialist Involved

VERMILLION®

Validated Through 44 Clinical Sites[4,6,7]



>1,000 adnexal surgeries

>250 various malignancies

3 separate publications

(yellow)	Study 1 sites:	17
(dark teal)	Study 2 sites :	17
(green)	Study 1 & 2 sites:	10
	Total:	44

4. Ueland FR, DeSimone CP, Seamon LG, et al. *Obstet Gynecol.* 2011;117(6):1289-1297.
6. Miller R, Smith A, DeSimone C, et al. *Obstet Gynecol.* 2011;117(6):1298-1306.
7. R.E. Bristow et al. / Gynecologic Oncology 128 (2013) 252–259

OVA1®: OVA500 Multi-Center Study[7]

VERMILLION®

OVA500 KEY TAKEAWAYS

- Outstanding performance reported in early-stage ovarian cancer and across a broad range of malignancy subtypes
- >1,000 patients in combined OVA1® clinical studies with a total of 259 malignancies
- Overall both studies identified 93% (78/84) early-stage ovarian malignancies
- Confirms the unrivaled sensitivity of OVA1® for early-stage adnexal malignancies in the critical population of premenopausal women
- *Gynecologic Oncology* published OVA500 clinical study in November 2012

ROBOTIC ONCOLOGY CENTER
UNIVERSITY of CALIFORNIA, IRVINE • SCHOOL OF MEDICINE



Principal Investigator for the second OVA1® study, Dr. Bristow has authored four books and published numerous research articles on ovarian cancer

"Thanks to diagnostic advances like OVA1, there is real hope that the majority of women with ovarian cancer will undergo surgery by a qualified gynecologic oncologist, which is one of the most powerful determinants of survival."

Dr. Robert E. Bristow
Director of Gynecologic Oncology Services
UC Irvine Healthcare

7. R.E. Bristow et al. / Gynecologic Oncology 128 (2013) 252–259

OVA1®: OVA500 Multi-Center Study7

New OVA500 multi-site study confirmed & extended the original pivotal study results:

OVA500 Multi-Center Study Results

Combined w/ Risk Stratification OVA1

Sensitivity NPV

Physician Assessment Performance Sensitivity

Overall 96% 98% Overall 92%

Premenopausal Early Stage Disease 91%

94%

Population Premenopausal Patients 94%

Early Stage Ovarian Premenopausal in early

91% 91%

Cancer (Stage I & II) stage w/ specificity of 61%

7. R.E. Bristow et al. / Gynecologic Oncology 128 (2013) 252–259

Stand Alone Performance

Stand Alone Sensitivity of OVA14 & ROMA8

OVA1 (n=) 39/40 52/52 57/68 149/161

ROMA (n=) 9/12 34/34 26/38 71/86

OVA1 maintains a high level of sensitivity across a broad range of malignancy subtypes OVA1 provides a minimal rate of cancers missed of 7% compared to 17%

4. Ueland FR, DeSimone CP, Seamon LG, et al. Obstet Gynecol. 2011;117(6):1289-1297

8. ROMA® (HE4 EIA + Architect CA125 II™) Instructions For Use, 2011-09, Fujirebio Diagnostics, Inc.

OVA1 Expanding Coverage & Favorable Pricing

Total Lives Currently Covered with OVA1

27 Blue Cross Blue Shield

47 million

(BCBS)

Medicare / Medicare

45 million

Advantage

Department of Defense 1.4 million

Other payors contracted

1.5 million

with Quest Diagnostics

Total 94.9 million

Highmark of Medicare coverage established in March 2010: $516.25 per test Department of Defense coverage initiated Q1 2012 at list price: $650 per test

BCBS Coverage Expanding

(Millions of Lives)

47M47M

41M

36M 36M 36M

30M

21M

10M

5M

Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3

2010 2011 2012

New AMA CPT Code – a Watershed Industry Milestone

AMA assigned a unique Category 1 CPT Code to OVA1 effective January 1, 2013 Replaces physicians use of problematic generic code when billing insurance companies Code streamlines claim processing and accelerates expanding coverage and adoption by private payers Approval supported by several peer-reviewed publications and positive insurance coverage decisions, including Medicare

CMS (Centers for Medicare & Medicaid Services)

will use “gap-fill” process to determine CPT code pricing for first year

CPT® (Current Procedural Terminology) codes are published by the American Medical Association (AMA)

They provides uniform language that accurately describes medical, surgical, and diagnostic services.

OVA1 Clinical & Commercial Success Demonstrates Strong Growth Opportunity

Nearly 38K tests ordered through 2012 >5,371 ordering physicians to date More than 30 Key Opinion Leaders in the speaker bureau Two peer review publications in June 2011 Increasingly supported by positive coverage decisions, i.e., Medicare and Blue Cross Blue Shield Positive statements by ACOG & SGO OVA500 study published by Gynecologic Oncology in November 2012 Granted unique CPT code, effective Jan. 2013

Growth in OVA1 Tests

Performed Since FDA Clearance

9. Guidance issued and effective only on 11-12-2012

Ovarian Cancer Roadmap

Expand OVA1 use to include risk assessment of patients with adnexal masses Development of next generation ovarian cancer diagnostic test in collaboration with Johns Hopkins University Targeted OVA1 line extension for presurgical monitoring

Ovarian Market Opportunity

U.S. Target

Indication Test Population10

Triage 300k

Adnexal Masses X 1 Million

High Risk

TBD

Monitoring

Drug Selection

TBD

& Prediction

10. Approximate estimates, based on Vermillion market research

VASCULAR MEDICINE PROGRAM / PERIPHERAL ARTERY DISEASE

PAD Market Opportunity

Prevalence of PAD is high in the diabetic and elderly populations, both of which are expected to grow in coming years

Obese people aged 50+ are another at-risk group who could also benefit from a blood-based PAD diagnostic test

Early diagnosis and treatment of PAD could prevent disability and save lives(1)

Currently no blood test for PAD

“In the next five years, 1 in 4 patients with PAD will suffer a heart attack, stroke, amputation or death.” (2)

(1) Steg et al, JAMA, 2007 Mar 21; 297 (11): 1197-206 (2) PAD Coalition 1Q 2008 (3) American Heart Association Recommended Testing

U.S.

At Risk Group(3) Population

(Millions)

Diabetics aged 50+ 13.2

Smokers aged 50+ 19.6

Elderly aged 65+ 38.0

(Less Overlap) (11.5)

TOTAL 59.3

Positive Initial Study Results for PAD

PAD intended use study:

1,025 subjects were studied by researchers at Stanford Univ. School of Medicine and the Univ. of Colorado

Identified PAD in 17 of 20 (85%) of patients that were missed by conventional clinical assessment alone

Results recently presented at an annual meeting of the nation’s leading vascular medicine specialist and submitted for publication in a prestigious peer-reviewed vascular medicine journal

Publication would further build foundation for discussion with the FDA regarding regulatory clearance

Study results were presented at the

Society for Vascular Medicine 2012 Annual Meeting in June 2012

“…Results indicate this biomarker model is a useful adjunctive tool that adds independent value to a clinical risk score in the target population of low to moderate Framingham risk.”

Seeking Development Partner for Peripheral Artery Disease (PAD)

A significant market opportunity exists Extensive intended use study completed Requires cardiology market segment expertise

Additional product development and clinical trial work is required This is the best avenue to realize value for our PAD assets

MANAGEMENT TEAM

Management Team

Deep management team with proven expertise in diagnostic test development and commercialization

Title Experience

Hybritech, Gen-Probe, Nanogen, Osmetech

Bruce A. Huebner Interim CEO, Director

Molecular Diagnostics

Beckman Coulter, Invitrogen Corporation, Corning

Senior Vice President

Donald G. (Microarray Technologies), R.W. Johnson

Business Development

Munroe, Ph.D. Pharmaceutical Research Institute, Allelix

Chief Scientific Officer

Biopharmaceuticals

Capitol Vial, Apogent Technologies, Chiron

William B. Creech VP, Sales & Marketing Diagnostics,

Abbott Diagnostics

Chief Accounting Borland Software, Trilogy Enterprises, Momentum SI,

Eric Schoen

Officer Alticast, PricewaterhouseCoopers

BOARD OF DIRECTORS

Board of Directors

Established Board of Directors with proven expertise in diagnostic test development and commercialization

Title Experience

James S. Burns Chairman of the Board AssureRX, Entremed, MedPointe, Osiris Therapeutics

Hybritech, Gen-Probe, Nanogen, Osmetech Molecular

Bruce A. Huebner Interim CEO, Director

Diagnostics

Philadelphia National Bank, Crocker National Bank,

John F. Hamilton Director Chiron Corporation, Glyko, Association of Bioscience

Financial Officers

Pain Therapeutics, COR Therapeutics, MCM

Peter S. Roddy Director

Laboratories, Hewlett-Packard, Price Waterhouse

Carl

Director Tecan Americas, American Monitor Corporation

Severinghaus

William C. IDEXX Laboratories, Bayer Healthcare, Becton

Director

Wallen, Ph.D. Dickenson, Wampole Laboratories

Board Committees

J. Burns W. Wallen, PhD. C. Severinghaus P. Roddy B. Huebner

Chairman 9

Audit Committee 99 9*

Governance Cmte 9* 9

Compensation Cmte 9 9*

Business Dev Cmte 99 9

Interim CEO 9

*Committee Chairman

Board Qualifications / Experience

Age Healthcare Board Finance Marketing Int’l R&D General Comp

Industry & Sales Mgmt

J. Burns 66 9 9 9 9 9

B. Huebner 62 99 9 9 9

W. Wallen, PhD. 69 99 9

P. Roddy 53 99 9

C. Severinghaus 60 9 9 9 9 9

Robin Vedova 59 99 9 9 9

Robert Goggin 48

32

New Board Nominee

Robert S. Goggin

Mr. Goggin’s lack of Qualifications:

No experience in managing or operating a Healthcare/Diagnostic Company

No medical reimbursement experience

No experience with FDA submissions or compliance

No Board Governance experience

No Board Compensation committee experience

No Board Audit Committee experience

No Board experience of any kind

Mr. Goggin’s History

History of interaction with Mr. Goggin and his group

In 2011, Mr. Goggin filed suit against the Company to delay the Company’s 2011 Annual Meeting. Mr. Goggin admitted during deposition that he had been drinking prior to sending a inappropriate email to Ms. Page. The Court of the Chancery denied Mr. Goggin’s request for relief.

We offered a Board Seat to Mr. Goggin’s Group in early 2012 if they would nominate a qualified candidate. They declined.

We offered to accept Mr. Novak (a member of the Group) as a candidate based upon his legal intellectual property credentials. They declined.

In June 2012, The Group filed a lawsuit regarding the 2012 Shareholder Meeting. Meeting was stayed while case was pending. The court found that Mr. Goggin knowingly caused his assistant to improperly notarize court filings. Case was dismissed with prejudice in November.

We offered to accept Mr. Bessenyei (a member of the Group) as a Board candidate in December 2012. The Group demanded unilateral veto rights for any new CEO and fees and expenses be reimbursed in the amount of $500,000. Unacceptable to the Vermillion Board on behalf of the Shareholders.

Mr. Goggin and his Group have not put the interest of the Shareholders first.

This Proxy contest is a wasteful display of the lack of concern about the Company and its Shareholders.

New Board Nominee

Elect Roberta L. (Robin) Della Vedova to fill the open Board of Directors position

Robin has the following industry credentials to be a productive contributing member of the Vermillion Board: Extensive industry experience in small and large companies In-depth knowledge of compensation issues related to our industry Knowledge of “how to” manage a start up laboratory cancer testing company with its financial pressures Substantial knowledge of the women’s health industry and cancer testing marketplace Pertinent international market experience Adding a woman to the Board of a gynecologic cancer and women’s health testing company is very relevant.

Stock Incentive Plan

Approve the increase of 1,300,000 authorized shares

Used to attract the best possible new management and employees – in particular our CEO position Annual awards to compensate Directors versus cash Special incentive awards to award and retain key employees versus cash Without additional shares it will be difficult to impossible to compete for talent over competitive companies in our space We would have to provide ongoing cash awards which would not be the best use of cash for a company of our size

Compensation

Approve Annual Compensation

Vermillion routinely retains outside professional compensation experts to evaluate employee compensation versus industry standards Vermillion establishes compensation targets that are within industry standards CEO annual compensation for 2013 at $252,000 plus a $50,000 bonus package and 100,000 stock options is well below industry standards Our management team and employees are paid within industry guidelines

Key Takeaways

Vermillion is an emerging industry leader in Multi Marker IVD with expanding opportunities in Gynecologic Cancer and Women’s Health

Experienced Board and Management Team

Success with first commercial product:

- Nearly 38K tests ordered through 2012

- 5,371 ordering physicians to date

- Strengthening trends in OVA1 payer coverage and adoption

- New CPT code, effective January 1, 2013

- New OVA500 study confirms the original pivotal study, supporting OVA1 as a new standard of care for Ovarian Tumor risk assessment

Broad patent portfolio supports corporate strategy

Contact Information

Corporate Headquarters Bruce A. Huebner

Vermillion, Inc. Interim CEO 12117 Bee Caves Rd. Vermillion, Inc. Building 3, Suite 100 512-519-0422

Austin, TX 78738 bhuebner@vermillion.com Tel: (512) 519.0400 Fax: (512) 439.6980 www.vermillion.com